UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2013

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 22, 2013, Tessera Technologies, Inc. (the “Company”) and Starboard Value LP (together with certain of its affiliates, “Starboard”) entered into a settlement agreement (the “Settlement Agreement”) for the purpose of, among other things, resolving the pending proxy contest and effecting an orderly change in the composition of the Company’s board of directors (the “Board”).

According to the Settlement Agreement, the Company shall modify the Company’s slate of directors standing for election to the Company’s Board at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) to consist of the following individuals: Peter A. Feld, Tudor Brown, George Cwynar, Thomas Lacey, George A. Riedel and Donald E. Stout (collectively, the “Starboard Nominees”), in addition to John Chenault, Richard S. Hill, Christopher A. Seams and Timothy J. Stultz (collectively, the “Company Nominees”, and together with the Starboard Nominees, the “Revised Slate of Nominees”). The Company will mail to its stockholders a supplement to its Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2013 (the “Proxy Statement”) to announce the adjournment of the 2013 Annual Meeting until a date no later than June 7, 2013 and to solicit proxies for the Revised Slate of Nominees for election at the 2013 Annual Meeting.

The Settlement Agreement also contains the following material terms:

•	Robert J. Boehlke and Anthony J. Tether will resign from the Board, effective immediately.

•	The Company will immediately increase the size of the Board to twelve (12) members and appoint each of the Starboard Nominees to the Board.

•

John H.F. Miner and David C. Nagel will not stand for re-election to the Board at the 2013 Annual Meeting, such that the size of the Board will decrease to ten (10) members following the 2013 Annual Meeting.

•

Starboard will withdraw its nomination letter to the Company and agrees to cause all shares of the Company’s common stock beneficially owned by it and its affiliates in favor of (i) the election of each of the nominees of the Board included in the Revised Slate of Nominees and (ii) each other proposal to come before the 2013 Annual Meeting in accordance with the Board’s recommendation.

•	The Board will promptly appoint an interim chief executive officer from among the Starboard Nominees, and Richard S. Hill will return to his previous position of non-executive chairman of the Board.

•

Upon the Board’s eventual appointment of a successor to the interim chief executive officer, one of the Company Nominees, other than Mr. Hill, will step down from the Board, such Company Nominee to be determined by the Board.

•

Company Nominees John Chenault and Timothy J. Stultz will remain in their roles as chair of the Audit Committee and Compensation Committee, respectively. The Board will promptly appoint Starboard Nominees to the Audit Committee and the Compensation Committee, such that Starboard Nominees will compose a majority of those committees.

•

The Board will promptly appoint Starboard Nominees to the Nominating Committee, including a Starboard Nominee as the chair, such that the Starboard Nominees will compose a majority of the Nominating Committee. The Nominating Committee will be responsible for evaluating and identifying potential candidates for appointment as permanent chief executive officer.

•

Each of the Company and Starboard waives, discharges and releases, and covenants not to sue, the other party or its respective controlling persons, officers, directors, stockholders, agents, affiliates, employees, attorneys, advisors and assigns, past and present, in their capacity as such for any and all claims, causes of action, actions, judgments, liens, debts, contracts, indebtedness, damages, losses, liabilities, rights, interests, and demands (other than fraud) based on any event, fact, act, omission, or failure to act, whether known or unknown, occurring or existing prior to the execution of the Settlement Agreement.

•

Each of the Company and Starboard have agreed not to disparage, call into disrepute, or otherwise defame the other, or the other’s subsidiaries, affiliates, successors, assigns, officers or directors (including officers or directors that no longer serve in such capacity following the execution of the Settlement Agreement), employees, stockholders, agents, attorneys or representatives, or any of their products or services, in any manner that would damage their respective businesses or reputations.

The Company has also agreed to reimburse Starboard for its documented, reasonable out-of-pocket expenses incurred in connection with the matters related to the 2013 Annual Meeting and negotiation of the Settlement Agreement, up to a maximum of $650,000.

The above summary is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, the Board appointed the Starboard Nominees as members of the Board, effective as of execution of the Settlement Agreement. A description of the Settlement Agreement is set forth in Item 1.01, which description is incorporated into this Item 5.02 by reference. Each of the Starboard nominees will receive the compensation the Company provides to non-employee directors, which is described in the Proxy Statement. The Company will enter into an indemnification agreement with each of the Starboard nominees in the form attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on September 4, 2003. The Board also appointed Mr. Cwynar as a member of the Audit Committee and Mr. Feld as chair of the Nominating Committee. The Board will determine committee appointments for the other new directors at a later date.

On May 22, 2013, Mr. Boehlke and Dr. Tether resigned as members of the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2013, and effective as of the execution of the Settlement Agreement, the Board approved an amendment to the Company’s Amended and Restated Bylaws to increase the size of the Board from eight (8) persons to twelve (12) persons, with the size of the Board to decrease automatically to ten (10) persons effective immediately prior to the election of directors at the Company’s 2013 Annual Meeting of Stockholders.

The preceding discussion of the Company’s amendment to its Amended and Restated Bylaws is qualified by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

On May 23, 2013, the Company issued a press release announcing its settlement with Starboard. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of May 22, 2013

10.1	Settlement Agreement, dated May 22, 2013, by and between Tessera Technologies, Inc. and Starboard

99.1	Press Release, dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013

TESSERA TECHNOLOGIES, INC.

By:	/S/ C. RICHARD NEELY, JR.
Name:	C. Richard Neely, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of May 22, 2013

10.1	Settlement Agreement, dated May 22, 2013, by and between Tessera Technologies, Inc. and Starboard

99.1	Press Release, dated May 23, 2013